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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2007


                               NEKTAR THERAPEUTICS
             (Exact name of Registrant as specified in its charter)


           Delaware                 0-24006               94-3134940
 (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)          File Number)         Identification No.)


                               201 Industrial Road
                          San Carlos, California 94070
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (650) 631-3100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

Item 2.02. Results of Operations and Financial Condition

      On August 8, 2007, Nektar Therapeutics issued a press release (the "Press Release") announcing financial results for the quarter ended June 30, 2007. A copy of the Press Release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

      The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

      On July 25, 2007, the company announced that it would hold a conference call to review its financial results for the second quarter 2007 on Wednesday, August 8, 2007. On this conference call, management expects to make certain forward-looking statements regarding the market potential and revenue potential for certain of the company's partnered and proprietary products and product candidates. These forward-looking statements involve substantial risks and uncertainties including, but not limited to, (i) the market sizes and revenue potential are internal management estimates only and actual results may differ materially, (ii) the overall market size and revenue potential to the company will depend upon successful sales and marketing efforts by our partners, competition from competing therapies (if any), government and private insurance reimbursement, standard of care, commercial product profile and actual product pricing, (iii) financial projections for the company's 2007 revenue, net loss, and year-end cash balance are subject to unplanned revenue short-falls, charges or expenses, (iv) clinical trials are long, expensive and uncertain processes and the risk of failure of any product that is in clinical development and prior to regulatory approval remains high and can occur at any stage due to efficacy, safety or other factors, and (v) certain other risks and uncertainties set forth in the company's Annual Report on Form 10-K for the annual period ending December 31, 2006 and the most recent Quarterly Report on Form 10-Q.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:


Exhibit No.      Description
-----------      ---------------------------------------------------------------

99.1 Press release titled "Nektar Therapeutics Announces Second Quarter 2007 Financial Results" issued on August 8, 2007.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     By: /s/ Gil M. Labrucherie
                                         -----------------------------------
                                                Gil M. Labrucherie
                                          General Counsel and Secretary

                                     Date: August 8, 2007